Subsequent Events	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 23:- SUBSEQUENT EVENTS

a.	On March 11, 2025, the Company entered a non-binding Memorandum of Understanding (“MOU”) with Matrix I.T Ltd., a related party and a leading Israeli IT services company, regarding a potential merger. Under the proposed transaction, Matrix would acquire 100% of the Company’s share capital through a reverse triangular merger. Upon completion of the merger, Magic’s shareholders would hold approximately 31.125% and Matrix’s shareholders approximately 68.875% of the combined company, on a fully diluted basis. The transaction is subject to the completion of due diligence, execution of a definitive agreement, regulatory approvals, and shareholder approvals, including approval by a special majority of minority shareholders in accordance with Israeli law. As of the date of approval of these financial statements, the merger has not been completed and there is no certainty that it will be completed.

b.	On March 11, 2025, in accordance with its dividend distribution policy, Magic’s board of directors declared a semi-annual cash dividend of $0.327 per ordinary share for a total amount of approximately $16,055. The total cash dividend will be paid on May 7, 2025, which together with prior dividend distribution declared on November 18, 2024 and paid on January 8, 2025, amount to $27,642, reflecting approximately 75% of Magic’s distributable profits for the year ended December 31, 2024.

c.	In April 2025, the Company completed a transaction to acquire additional ordinary shares of its Comm-IT subsidiary. Pursuant to the transaction, the Company’s ownership interest in CommIT increased from 68.15% to approximately 79.32% on a fully diluted basis. The aggregate cash consideration paid to the selling shareholders amounted to approximately NIS 50.4 million. Following the transaction, CommIT remains a consolidated subsidiary of the Company. The transaction will be accounted for as an equity transaction with non-controlling interests in accordance with IFRS 10, and no gain or loss will be recognized in profit or loss.